Mezzanine Equity	6 Months Ended
Jun. 30, 2022
Mezzanine Equity [Abstract]
Mezzanine Equity
12.	Mezzanine Equity

Series E Shares
During the six months ended June 30, 2022, the Company did not issue nor redeem any Series E Shares. As of June 30, 2022, upon conversion at the Series E Shares Conversion Price of $12.00 of 13,452 Series E Shares outstanding, Family Trading Inc. would have received 1,121,000 common shares. The Company presents the carrying value of the Series E Shares at their maximum redemption amount ($16,142). During the six months ended June 30, 2021 and 2022 the Company declared $915 and $1,015 of dividends to the Series E Shares holder and as of June 30, 2022 no such dividends remain payable.

Series F Shares
On January 17, 2022, the Company entered into a stock purchase agreement with Africanus Inc., an affiliate of Evangelos J. Pistiolis  for the sale of up to 7,560,759 Series F Preferred Shares (see Note 5 and 9). The Series F Shares shall not be subject to redemption in cash at the option of the holders under any circumstance nor are convertible under any circumstance. The Company determined that the Series F shares were more akin to equity than debt and hence they have been classified in Mezzanine equity. As of June 30, 2022, the Company adjusted the carrying value of the Series F Shares to the maximum redemption amount ($86,400), resulting in an increase of $14,400, which has been accounted as deemed dividend.